Equity Method Investments and Related Party Transactions	12 Months Ended
Dec. 31, 2012
Equity Method Investments And Related Party Transactions [Abstract]
Equity Method Investments and Related Party Transactions [Text Block]
NOTE 5: EQUITY METHOD INVESTMENTS AND RELATED PARTY TRANSACTIONS
Redbox Instant™ by Verizon
In February 2012, Redbox and Verizon Ventures IV LLC (“Verizon”), a wholly owned subsidiary of Verizon Communications Inc., entered into a Limited Liability Company Agreement (the “LLC Agreement”) and related arrangements. The LLC Agreement governs the relationship of the parties with respect to a joint venture, Redbox Instant by Verizon (the “Joint Venture”) formed for the primary purpose of developing, launching, marketing and operating a nationwide “over-the-top” video distribution service to provide consumers with access to video programming content, including linear content, delivered via broadband networks to video enabled viewing devices and offering rental of physical DVDs and Blu-ray Discs from Redbox kiosks. Redbox initially acquired a 35.0% ownership interest in the Joint Venture and made an initial capital contribution of $14.0 million in cash in February 2012 subsequent to the formation of the Joint Venture. The Joint Venture board of managers may request each member to make additional capital contributions, on a pro rata basis relative to its respective ownership interest. If a member does not make any or all of its requested capital contributions, as the case may be, the other contributing member generally may make such capital contributions. So long as Redbox contributes its pro rata share of the first $450.0 million of capital contributions to the Joint Venture, Redbox’s interest cannot be diluted below 10.0%. During the third quarter of 2012, at the request of the Joint Venture board of managers, Redbox made a cash payment of $10.5 million representing its pro-rata share of the requested capital contribution.
In addition to the initial cash capital contribution, Redbox granted the Joint Venture a limited, non-exclusive, non-transferable, royalty-free right and license to use certain Redbox trademarks, of which the preliminary estimated fair value was approximately $30.0 million based on an evaluation of information available as of the date of the grant. As a result, we recognized a gain of $19.5 million related to the pro-rata amount of fair value given up in exchange for our 35.0% interest in the Joint Venture. See Note 18: Fair Value for additional information about how we estimated the fair value of the Redbox trademarks. The initial excess of our cost of the investment in the Joint Venture over our share of the Joint Venture’s equity will be used to adjust future amortization expense.
Redbox’s ownership interest in the Joint Venture will be accounted for using the equity method of accounting. During the first quarter of 2012, the transaction related costs of $4.4 million were recorded as a part of the equity investment in the Joint Venture. We recognized a loss of approximately $22.5 million from our equity method investment, representing our share of the Joint Venture’s operating results as well as the amortization of differences in carrying amount and underlying equity for the twelve month periods ended December 31, 2012.
Redbox has certain rights to cause Verizon to acquire Redbox’s interest in the Joint Venture at fair value (generally following the fifth anniversary of the LLC Agreement or in limited circumstances, at an earlier period of time) and Verizon has certain rights to acquire Redbox’s interest in the Joint Venture at fair value (generally following the seventh anniversary of the LLC Agreement, or, in limited circumstances, the fifth anniversary of the LLC Agreement).
Other Equity Method Investments
We make strategic equity investments in external companies that provide automated self-service kiosk solutions. During the first quarter of 2012, we increased our ownership percentage in ecoATM, Inc. (“ecoATM”) through the purchase of $10.0 million in series B preferred stock. EcoATM operates automated self-service kiosks that evaluate and buy-back used electronics directly from consumers for cash.
Our equity method investments and ownership percentages as of December 31, 2012, were as follows:

Dollars in thousands	Equity Investment	Ownership Percentage
Redbox Instant by Verizon	$25,845	35%
Other equity investments	13,294	11% - 26%
Equity method investments	$39,139

Income (loss) from Equity Method Investments
Income (loss) from equity method investments within our Consolidated Statements of Comprehensive Income is composed of the following:

	Year Ended December 31,
Dollars in thousands	2012	2011	2010
Trademark gain	$19,500	$—	$—
Proportionate share of net loss of equity method investees	(22,415)	(1,591)	—
Amortization of differences in carrying amount and underlying equity	(2,269)	—	—
Total (loss) from equity method investments	$(5,184)	$(1,591)	$—

Related Party Transactions
At December 31, 2012, included within accounts receivable, net of allowance, on our Consolidated Balance Sheets, was $0.9 million due from the Joint Venture related to costs incurred by Redbox on behalf of the Joint Venture during the normal course of business.